We hereby consent to the use of our name in this Registration Statement on Form S-1 of e-Net Financial.Com Corporation under the caption "Legal Matters" in the Prospectus.

                                        /s/ BRYAN CAVE LLP
                                        ------------------
                                        BRYAN CAVE LLP

Irvine, California
March 13, 2001